Exhibit 10.5

FIRST AMENDMENT TO
FIFTH AMENDED AND RESTATED SERIES 2009-VFN INDENTURE SUPPLEMENT

This FIRST AMENDMENT TO FIFTH AMENDED AND RESTATED SERIES 2009-VFN INDENTURE SUPPLEMENT, dated as of November 1, 2017 (this “Amendment”), is made between World Financial Capital Master Note Trust, a Delaware statutory trust, as issuer  (the “Issuer”), and U.S. Bank National Association (successor to Deutsche Bank Trust Company Americas), not in its individual capacity but solely as indenture trustee (the “Indenture Trustee”) under the Master Indenture, dated as of September 29, 2008, as supplemented by Supplemental Indenture No. 1 to Master Indenture, dated as of August 17, 2012, Supplemental Indenture No. 2 to Master Indenture, dated as January 4, 2013, and Supplemental Indenture No. 3 to Master Indenture, dated as of September 1, 2017, each between the Issuer and the Indenture Trustee, and as further amended, restated or otherwise modified from time to time (the “Master Indenture”).  Capitalized terms used and not otherwise defined in this Amendment are used as defined in the Master Indenture, as supplemented by that certain Fifth Amended and Restated Series 2009-VFN Indenture Supplement, dated as of November 1, 2016, between the Issuer and the Indenture Trustee (as amended, restated or otherwise modified from time to time, the “Indenture Supplement”).

Background

A.     The parties hereto have entered into the Master Indenture and the Indenture Supplement.

B.     The parties hereto wish to amend the Indenture Supplement as set forth in this Amendment.

Agreement

1.     Amendment of the Indenture Supplement.  (a)  Section 2.1 of the Indenture Supplement is hereby amended by inserting the following definitions in appropriate alphabetical order:

“Regulation RR” means Regulation RR (Credit Risk Retention) promulgated by the Commission to implement the credit risk retention requirements of Section 15G of the Securities Exchange Act.

“Required Seller’s Interest” means as of any date of determination, the product of (i) 5% and (ii) the aggregate of the principal balances of all outstanding Notes other than Risk Retention Retained Notes as of such date of determination.

“Risk Retention Retained Note” means any Note that is retained by Comenity Capital Bank, as sponsor, or a Wholly-owned Affiliate thereof upon initial issuance thereof and at all times thereafter; provided that no Note shall be a Risk Retention Retained Note unless such Note has been designated as a Risk Retention Retained Note pursuant to the related Indenture Supplement; and

Amendment to
Series 2009 VFN Indenture Supplement

provided further that the Class M Notes, Class B Notes and Class C Notes issued hereunder shall be Risk Retention Retained Notes.

“RR Measurement Date” is defined in Section 9.8(h).

“Securities Exchange Act” means the provisions of the Securities Exchange Act of 1934 15 U.S.C. Sections 78a et seq.,  and any regulations promulgated thereunder.

“Seller’s Interest” means, as of any date of determination, the result of (a) the aggregate amount of Principal Receivables as of such date of determination, plus  (b) the aggregate amount of Principal Collections on deposit in the Collection Account as of such date of determination, minus (c) the aggregate of the principal balances of all outstanding Notes as of such date of determination.

“Wholly-owned Affiliate” has the meaning specified in Rule 2 of Regulation RR.

(b)  Section 9.8 of the Indenture Supplement is hereby amended by inserting the following new clauses (h), (i) and (j) immediately following clause (g) thereof:

(h)     To the extent that the sum of (i) the Seller’s Interest and (ii) amounts on deposit in the Excess Funding Account (excluding any investment earnings on deposit therein) is less than the Required Seller’s Interest as of the last day of any Monthly Period (each, an “RR Measurement Date”), the Transferor shall cause the Seller’s Interest to be increased to an amount such that the sum of (i) the Seller’s Interest and (ii) amounts on deposit in the Excess Funding Account (excluding any investment earnings on deposit therein) will be equal to or greater than the Required Seller’s Interest on or before the following RR Measurement Date; provided, that this Section 9.8(h) shall not be applicable if Regulation RR shall no longer be in effect; and provided,  further, that failure to satisfy the foregoing covenant shall not constitute a breach of this Agreement if at the time of such failure, the transaction contemplated by the Transaction Documents shall otherwise be in compliance with the requirements of Regulation RR.

(i)     For the avoidance of doubt, in no event shall the Indenture Trustee or the Owner Trustee have any responsibility to monitor or enforce compliance with, or be charged with knowledge of Regulation RR or any rules or regulations promulgated in connection therewith, nor shall either be liable to any investor, Noteholder, Note Owner or any other party whatsoever for any violation of Regulation RR or any rules or regulations promulgated in connection therewith or any similar provisions in effect or the breach of any related term of the Agreement, any other Transaction Document, or any other document made or delivered pursuant hereto or thereto.

(j)     The Servicer will include the amount of the Seller’s Interest as of the most recent RR Measurement Date (or, with respect to the first such statement following the date hereof, as of the date hereof) on each statement

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Amendment to
Series 2009 VFN Indenture Supplement

delivered pursuant to Section 5.4(b) of the Transfer and Servicing Agreement.

2.     Binding Effect; Ratification.   (a) This Amendment shall become effective, as of the date first set forth above, when counterparts hereof shall have been executed and delivered by the parties hereto, and thereafter shall be binding on the parties hereto and their respective successors and assigns.

(b)  On and after the execution and delivery hereof, this Amendment shall be a part of the Indenture Supplement and each reference in the Indenture Supplement to “this Indenture Supplement” or “hereof”, “hereunder” or words of like import, and each reference in any other Transaction Document to the Indenture Supplement shall mean and be a reference to such Indenture Supplement as amended hereby.

(c)  Except as expressly amended hereby, the Indenture Supplement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

3.     Miscellaneous.  (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS.

(b)  Headings used herein are for convenience of reference only and shall not affect the meaning of this Amendment.

(c)  This Amendment may be executed in any number of counterparts, and by the parties hereto on separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.  Counterparts of this Amendment may be delivered by facsimile or electronic transmission.

(d)  By acknowledging this Amendment, the Class M Purchaser hereby consents to an increase in the Class M Maximum Principal Balance to $186,824,323.70, the Class B Purchaser hereby consents to an increase in the Class B Maximum Principal Balance to $266,891,891.61 and the Class C Purchaser hereby consents to an increase in the Class C Maximum Principal Balance to $240,202,703.72 as of the date hereof.

(e)  Neither the Indenture Trustee nor the Owner Trustee shall be responsible for the validity or sufficiency of this Amendment, nor for the recitals contained herein.

(f)  Each of the parties hereto acknowledges and agrees that this Amendment is being executed and delivered by BNY Mellon Trust of Delaware not individually but solely and exclusively in its capacity as Owner Trustee on behalf of the Issuer for the purpose and with the intention of binding Issuer. No obligations or liabilities hereunder shall run against BNY Mellon Trust of Delaware in its individual capacity or against its properties or assets. Under no circumstances shall BNY Mellon Trust of Delaware be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

[Signature Pages Follow]

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Amendment to
Series 2009 VFN Indenture Supplement

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

WORLD FINANCIAL CAPITAL MASTER NOTE TRUST, as Issuer

By: BNY Mellon Trust of Delaware, not in its individual capacity, but solely as Owner Trustee

By: /s/ JoAnn C. DiOssi
Name: JoAnn C. DiOssi
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity, but solely as Indenture Trustee

By: /s/ Mirtza J. Escobar
Name: Mirtza J. Escobar
Title: Vice President

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Acknowledged and consented to in their respective capacities as Class M Purchaser, as Class B Purchaser and as Class C Purchaser.

WORLD FINANCIAL CAPITAL CREDIT COMPANY, LLC, as Class M Purchaser, Class B Purchaser and Class C Purchaser

By: /s/ Jeff Coon
Name: Jeff Coon
Title: Chief Financial Officer and Treasurer

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